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                                                                      EXHIBIT 2
                                                                      ---------


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the persons named below hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any amendments thereto) with respect to the shares of Common Stock of Resource America, Inc. beneficially owned by each of them and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings.

         IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of August, 1997.


                                         PICO HOLDINGS, INC.

                                         By: /s/ James F. Mosier
                                             --------------------------------
                                             James F. Mosier, General
                                             Counsel and Secretary


                                         PHYSICIANS INSURANCE COMPANY OF OHIO

                                         By: /s/ James F. Mosier
                                             --------------------------------
                                             James F. Mosier, General Counsel
                                             and Secretary


                                         AMERICAN PHYSICIANS LIFE INSURANCE
                                         COMPANY

                                         By: /s/ James F. Mosier
                                             --------------------------------
                                            James F. Mosier, General Counsel
                                            and Secretary


                                         PHYSICIANS INVESTMENT COMPANY

                                         By: /s/ James F. Mosier
                                             --------------------------------
                                             James F. Mosier, Secretary

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